
j2 Global
Connect. Inform. Empower.

Investors Presentation

(Based on Third Quarter 2014 Results)

November 5, 2014

j2 eFax eVoice FuseMail campaigner KeepItSafe onebox ZIFF DAVIS

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2014 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of November 5, 2014 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of November 5, 2014 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 3, 2014 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q3 2014 Results

Q3 2014 Results vs. Prior Year

Total Cloud by Unit	Cloud Services		IP Licensing [1]	
	Q3 2013	Q3 2014	Q3 2013	Q3 2014
Revenues [2]	$ 93,381	$ 108,678	$ 1,010	$ 1,177
Adj. Non-GAAP Gross Profit	76,139	86,798	1,010	1,177
Adj. Non-GAAP Operating Profit [3]	$ 44,736	$ 48,734	$ 982	$ 816
EBITDA [4]	$ 46,417	$ 51,155	$ 982	$ 816
% of Revenue	50%	47%	97%	69%

By Segment	Total Cloud		Media		j2 Global®	
	Q3 2013	Q3 2014	Q3 2013	Q3 2014	Q3 2013	Q3 2014
Revenues [2]	$ 94,392	$ 109,855	$ 33,397	$ 43,163	$ 127,788	$ 153,018
Adj. Non-GAAP Gross Profit	77,149	87,976	28,186	37,864	105,335	125,839
Adj. Non-GAAP Operating Profit [3]	$ 45,718	$ 49,550	$ 4,446	$ 11,494	$ 50,164	$ 61,044
EBITDA [4]	$ 47,399	$ 51,971	$ 5,450	$ 12,691	$ 52,849	$ 64,662
% of Revenue	50%	47%	17%	29%	42%	42%
Adjusted Net Income					$ 34,822	$ 39,879
EPS [5]:						
Adj. Non-GAAP					$ 0.74	$ 0.83
GAAP					$ 0.59	$ 0.60

(1) IP Licensing Adjusted Non-GAAP Gross Profit and Operating Profit, and EBITDA, includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.

(2) Excludes certain intersegment revenues.

(3) Adjusted Non-GAAP Operating Profit includes $1.8M corporate costs; excludes $2.2M share-based compensation and associated payroll taxes, IRS consulting fee; certain acquisition-related integration costs, and the impact of fair value adjustment to deferred revenue purchased in the Livedrive® acquisition, and intersegment revenue and expenses.

(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 20 for reconciliation of EBITDA to Net Income.

(5) Adjusted Non-GAAP earnings per diluted share excludes items noted in item (3) above, in each case net of tax, totaling $0.23 and $0.15 for Q3 2014 and 2013, respectively. Adjusted Non-GAAP earnings per diluted share and margin amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 22 for a reconciliation to GAAP earnings per diluted share and margins.

3rd Quarter Highlights

Q3 2014 Financial Achievements

Total j2 Global

- Set a quarterly revenue record of $153M[(1)]
  - Quarterly revenue up +$26M, +21%, vs. Q3 2013[(1)]
  - September revenue was a record month ~$53M[(1)]
- Email Security & Hosting nearing $30M in annual revenue (current annualized run-rate)

Total Cloud

- Quarterly revenue up +$16M, +17%, vs. Q3 2013[(1)]

Digital Media

- Quarterly revenue up ~$11M, +32%, vs. Q3 2013[(1)]
  - Q3 EBITDA margin growth to 29% vs. 17% in Q3 2013

(1) For Q3 2014, Adjusted Non-GAAP revenues adds back to Cloud Services revenues the approximate $0.2 million fair value adjustment to deferred revenues purchased in the Livedrive acquisition. For Q3 2013, Adjusted Non-GAAP revenues excludes $0.8 million Digital Media revenues from certain acquisition and related exit costs.

Business Cloud Services

Cloud Subscription DID-Based Growth

Current annualized revenue run-rate versus prior year

- Fax & Voice grew +$6.2M or ~2%
  - eFax® +6%
  - Corporate fax +9%
  - eVoice®/eReceptionist® +18%
  - Fax is now 47% of total revenues on a run-rate basis, vs. +57% prior year, while fax revenues continues to grow

* Figures are Adjusted Non-GAAP

Cloud Subscription Non-DID Business Update

Non-DID Q3 revenue +$14M, +193%, vs. Q3 2013

- Online backup Q3 revenue +$11.2M, +500%, vs. Q3 2013
  - Fully integrated recent acquisitions BUMI & Norway-based OBC
  - Livedrive v2 launching December
    - Complete revamped design of desktop & mobile
    - Simplified installation, automatic file selection
    - New mobile app to automatically backup iOS & Android devices
- Email (Security & Marketing) Q3 revenue +$2.3M, +47%, vs. Q3 2013
  - Recent acquisitions bring annualized revenue run-rate to +$25M more than prior year
    - Email Security revenue run-rate +279% vs. prior year
    - Email Marketing revenue run-rate +25% vs. prior year

* Figures are Adjusted Non-GAAP

Recent Acquisitions

- **Acquired Excel Micro, a significant US supplier of email security**
  - Exceptional team and established channel partner network
  - Strong sales team drives organic growth
  - Full suite of services including security and archiving

- **Expanded into web hosting with acquisition of Australian-based Web24**
  - Web24 is an Infrastructure as a Service provider offering a range of managed hosting solutions for SMB and Enterprise customers:
    - Shared Hosting
    - VPS (Virtual Private Servers)/Virtual Machines
    - Dedicated Servers

Australia's Cloud Experts

j2 Digital Media

Q3 2014 Media Highlights



PC
How to Pick a Good Web Hosting Service
Side-by-Side Comparison

- Media business continues to demonstrate strong fundamentals
  - Revenue growth of $10.6 million, +32%, vs. Q3 2013[1]
  - 68% of incremental YoY revenues flow to EBITDA[1]
  - EBITDA margin growth to 29% vs. 17% for Q3 2013[1]
  - Revenue per thousand visits of $72, + 32%, vs. Q3 2013
- Performance marketing (CPC, CPA, CPL, CPI) > 30% of Q3 revenues
  - PCMag, AskMen, & IGN delivered 4.7M clicks to retailers, +69% vs. Q3 2013[2]
  - Launched CPA initiative to enter high-value B2B categories, 1st being web hosting
- Continued global expansion of our brands:
  - IGN launched in Latin America (latam.ign.com), PCMag/AskMen to follow this year
  - IGN launched in Portugal (pt.ign.com) and Greece (gr.ign.com)
  - PCMag launched in Australia (au.pcmag.com)

IGN LATIN AMERICA

PC PCMAG.COM

(1) Figures are Adjusted Non-GAAP. See Slide 7, Note 1, regarding Media revenues
(2) Google Analytics

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Q3 2014 Media Highlights (continued)

- Video views in Q3 up to 441M, +35% vs. Q3 2013[(1)]
  - IGN YouTube channel surpassed 5M subscribers, +44% vs Q3 2013[(2)]
  - IGN video content extended to Sony PlayStation 3 via IGN app, 3rd console app after Xbox360 & PS4
    - 1.7M IGN console app downloads[(1)]
  - IGN live-streamed eSports and gaming content from Gamescom, Int'l Tokyo Game Show & EVO
- IGN, AskMen & PCMag passed the 12M social followers mark, up from 10M, +20%, in Q2[(3)]


IGN
NEWS
GAME REVIEWS
MOVIE REVIEWS

(1) Google Analytics
(2) Google Analytics & YouTube
(3) Twitter, Facebook, Google+, Pinterest

2014 Financial Guidance

2014 Guidance: Reaffirming

Revenues	**$580M - $600M**
Adjusted Non-GAAP EPS (1)	**$3.23 - $3.47**

(1) Adjusted Non-GAAP earnings per diluted share for 2014 excludes $8-$10M of share-based compensation, amortization of acquired intangibles and the impact of any currently unanticipated items; and adds back $1.5 million to reflect the impact of the fair value adjustment to deferred revenues purchased in the Livedrive® acquisition, in each case net of tax. Assumes adjusted non-GAAP tax rate for 2014 of 27%-29%.

Supplemental Information

Financial Metrics: Consolidated

	j2 Global® Consolidated						
	2013				2014		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
(in Thousands)							
Total GAAP Revenues	**$113,617**	**$141,361**	**$127,788**	**$138,035**	**$134,124**	**$144,744**	**$153,018**
Adjustments[1]	($44)	($13,920)	($814)	($8)	$541	$985	$213
Total Adjusted Non-GAAP Revenue	**$113,573**	**$127,441**	**$126,974**	**$138,027**	**$134,665**	**$145,729**	**$153,231**
Adjusted Non-GAAP Revenue By Segment							
Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068
Media Revenues	$22,834	$31,244	$32,584	$41,820	$33,294	$38,221	$43,163
Total Adjusted Non-GAAP Revenues	**$113,573**	**$127,441**	**$126,974**	**$138,027**	**$134,665**	**$145,729**	**$153,231**
Diluted EPS							
GAAP	$0.49	$0.77	$0.59	$0.44	$0.60	$0.73	$0.60
Adjusted Non-GAAP[2]	$0.67	$0.76	$0.74	$0.91	$0.76	$0.84	$0.83
(millions)							
Cash & Investment	**$310.1**	**$352.9**	**$374.1**	**$345.9**	**$315.1**	**$708.5**	**$683.8**
Free Cash Flow[3]	**$38.4**	**$39.2**	**$22.3**	**$50.5**	**$38.4**	**$54.1**	**$39.1**
EBITDA[4]	**$48.2**	**$53.8**	**$52.8**	**$65.6**	**$57.3**	**$63.7**	**$64.7**

(1) Fiscal 2013 elimination of certain digital media acquisition and integration related exit costs; and Q2 2013, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement; Q1 – Q3 2014 adds back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition

(2) See slide 22 for a definition of adjusted Non-GAAP diluted earnings per share (EPS) and a reconciliation to diluted GAAP EPS

(3) See slide 20 for a definition of free Cash Flow

(4) See slide 20 for a definition of EBITDA and reconciliation to Net Income

Financial & Other Metrics Cloud Services & Media

(in Thousands)

Total Cloud	2013 Q1	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2	2014 Q3
Adjusted Non-GAAP Revenue By Type							
Fixed Subscriber Revenues	$71,274	$74,556	$74,540	$76,088	$81,020	$86,492	$89,535
Variable Subscriber Revenues	$18,228	$19,196	$18,753	$18,454	$18,373	$19,633	$19,113
Subscriber Revenues	$89,503	$93,752	$93,293	$94,541	$99,393	$106,125	$108,648
Other Licenses Revenues	$1,236	$2,445	$1,097	$1,666	$1,978	$1,384	$1,419
Total Adjusted Non-GAAP Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068
Adjusted Non-GAAP Revenue - DID vs. Non-DID							
DID Based Revenues	$82,853	$86,327	$85,797	$85,750	$85,782	$87,685	$87,540
Non-DID Based Revenues	$7,886	$9,869	$8,593	$10,457	$15,589	$19,824	$22,527
Total Adjusted Non-GAAP Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068
Cloud Services Customers [1]	2,203	2,238	2,267	2,285	2,523	2,590	2,623
Average Monthly Revenue/Customers [2]	$13.75	$14.08	$13.81	$13.85	$13.78	$13.84	$13.90
Cancel Rate [3]	2.4%	2.2%	2.2%	2.1%	2.3%	2.0%	2.2%

Media	2013 Q1	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2	2014 Q3
Web Traffic [4]							
Visits	377,114	558,337	600,796	634,388	594,143	607,369	601,599
Pageviews	1,249,069	1,896,862	2,001,629	2,197,112	2,021,455	1,963,360	1,888,234

(1) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(2) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter
(3) Cancel Rate is defined as cancels of Cloud Services Customers with greater than 4 months of continuous service (continuous service includes Cloud Services Customers administratively canceled and reactivated within the same calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.
(4) Web Traffic figures based on Omniture and Google Analytics

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14
Net cash provided by operating activities	$40.048	$68.973	$25.859	$58.444	$37.294	$54.512	$40.315
Less: Purchases of property and equipment	($1.933)	($4.056)	($5.126)	($7.511)	($2.936)	($1.087)	($3.124)
Less: Patent Settlement (2)	$0.000	($27.000)	$0.000	$0.000	$0.000	$0.000	$0.000
Add: Excess tax (deficiency) benefit from share-based compensation	$0.280	$1.301	$1.590	($0.476)	$4.082	$0.721	$1.925
Free cash flow	**$38.395**	**$39.218**	**$22.323**	**$50.457**	**$38.440**	**$54.146**	**$39.116**

EBITDA (3)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14
Net income	$22.771	$35.967	$27.627	$21.157	$28.765	$35.049	$28.759
Plus:							
Other expense (income), net	($0.161)	($0.042)	($0.396)	$12.071	($0.319)	($0.186)	$10.123
Interest expense (income), net	$4.877	$4.859	$4.972	$6.546	$4.948	$5.682	$0.251
Income tax expense	$5.500	$11.823	$7.105	$10.747	$8.191	$4.292	$7.345
Depreciation and amortization	$8.794	$9.454	$10.178	$11.311	$13.139	$15.317	$14.851
Patent Settlement (2)	$0.000	($12.572)	$0.000	$0.000	$0.000	$0.000	$0.000
Share-based compensation	$2.348	$2.335	$2.425	$2.529	$2.384	$1.963	$2.191
Certain acquisition-related integration costs	$4.094	$1.983	$0.938	$1.206	($0.501)	$1.615	$0.369
Additional indirect tax expense from prior years	$0.000	$0.000	$0.000	$0.000	$0.713	$0.000	$0.000
Fees associated with prior year tax audits	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	$0.773
EBITDA	$48.223	$53.807	$52.849	$65.567	$57.320	$63.732	$64.662

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Elimination of Q2 2013 IP revenue associated with past damages under a single $27 million license agreement

(3) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Adjusted Non-GAAP

In Millions	2013				2014		
	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14
Cloud - Services							
Revenues	$ 89.9	$ 93.9	$ 93.4	$ 94.6	$ 99.4	$ 106.3	$108.9
Gross Profit	$ 73.4	$ 76.1	$ 76.1	$ 76.9	$ 80.5	$ 86.1	$86.8
Gross Profit %	82%	81%	82%	81%	81%	81%	80%
EBITDA (1)	$ 44.2	$ 47.0	$ 46.4	$ 48.0	$ 47.0	$ 52.1	$51.2
EBITDA%	49%	50%	50%	51%	47%	49%	47%
Media							
Revenues	$ 22.8	$ 31.2	$ 32.6	$ 41.8	$ 33.3	$ 38.2	$43.2
Gross Profit	$ 19.3	$ 26.6	$ 28.2	$ 37.5	$ 29.4	$ 33.8	$37.9
Gross Profit %	85%	85%	87%	90%	88%	88%	88%
EBITDA (1)	$ 3.2	$ 4.7	$ 5.4	$ 16.1	$ 8.5	$ 10.9	$12.7
EBITDA%	14%	15%	17%	39%	26%	29%	29%
IP Licensing							
Revenues (2)	$ 0.9	$ 2.3	$1.0	$ 1.6	$ 1.9	$ 1.2	$1.2
Gross Profit (3)	$ 0.9	$ 2.3	$1.0	$ 1.6	$ 1.9	$ 1.2	$1.2
Gross Profit %	100%	100%	100%	100%	100%	100%	100%
EBITDA (1) (2) (3)	$ 0.8	$ 2.2	$1.0	$ 1.5	$ 1.8	$ 0.7	$0.8
EBITDA%	94%	94%	94%	90%	92%	62%	69%

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS, EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 20 for reconciliation of EBITDA to Net Income

(2) In Q2 2013, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement

(3) IP Licensing Gross Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

Q3 GAAP Reconciliation Adjusted Non-GAAP Earnings & EPS

($ in thousands)

THREE MONTHS ENDED SEPTEMBER 30, 2014

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) IRS Consulting Fee	(4) Amortization	(5) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 153,018	—	213	—	—	—	$ 153,231
Cost of revenues	28,044	(82)	(57)	—	(515)	—	27,390
Operating expenses:							
Sales and marketing	37,047	(443)	(40)	—	—	—	36,564
Research, development and engineering	7,637	(175)	(32)	—	—	—	7,430
General and administrative	33,812	(1,491)	(27)	(773)	(10,718)	—	20,803
Interest expense (income), net	10,123	—	(1,519)	—	—	—	8,604
Other expense (income), net	251	—	—	—	—	—	251
Income tax provision (6)	7,345	806	660	193	3,720	(414)	12,310
Net income attributable to j2 Global, Inc. common stockholders	$ 28,759	1,385	1,228	580	7,513	414	$ 39,879
Net income per share attributable to j2 Global, Inc. common stockholders (7):							
Basic	$ 0.60	0.03	0.03	0.01	0.16	0.01	$ 0.83
Diluted	$ 0.60	0.03	0.03	0.01	0.16	0.01	$ 0.83

THREE MONTHS ENDED SEPTEMBER 30, 2013

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(4) Amortization	Adjusted Non-GAAP
Revenues	$ 127,788	—	(814)	—	$ 126,974
Cost of revenues	21,801	(162)	—	—	21,639
Operating expenses:					
Sales and marketing	34,787	(465)	(1,379)	—	32,943
Research, development and engineering	6,000	(103)	-	—	5,897
General and administrative	25,892	(1,695)	(373)	(7,494)	16,330
Interest expense (income), net	4,972	—	—	—	4,972
Other expense (income), net	(396)	—	—	—	(396)
Income tax provision (6)	7,105	831	403	2,607	10,946
Net income attributable to j2 Global, Inc. common stockholders	$ 27,806	1,594	535	4,887	$ 34,822
Net income per share attributable to j2 Global, Inc. common stockholders (7):					
Basic	$ 0.60	0.04	0.01	0.11	$ 0.75
Diluted	$ 0.59	0.03	0.01	0.11	$ 0.74

Adjusted Non-GAAP net income is GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and in Q3 2014 addition to Cloud revenues of fair value adjustments to deferred revenue purchased in Livedrive® acquisition
3) IRS consulting fee
4) Elimination of amortization of acquired patents and intangible assets
5) Elimination of additional income tax and benefit from prior years
6) Elimination of income tax provision associated with share-based compensation and associated payroll tax expense, certain acquisition-related integration costs, fair value adjustments to deferred revenue, IRS consulting fee and amortization of acquired patents and intangible assets
7) Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q3 2014

($ in thousands)

EBITDA CONSOLIDATED CLOUD & MEDIA Q3 2014 (1)	Cloud Subscription	Cloud IP Licensing (2)	Cloud	Media	Subtotal	Corporate and Inter-segment elimination	Consolidated
Net income (loss)	32,240	(728)	31,512	2,313	33,825	(5,066)	28,759
Other expense (income), net	(265)	-	(265)	519	253	(2)	251
Interest expense (income), net	4,990	-	4,990	(3)	4,987	5,136	10,123
Income tax expense	6,497	(485)	6,012	4,463	10,475	(3,131)	7,345
Depreciation and amortization	7,573	2,028	9,601	5,250	14,851	-	14,851
Reconciliation of GAAP to Non-GAAP Financial Measures:							
Share-based compensation	839	-	839	78	917	1,274	2,191
Certain acquisition-related integration costs	296	-	296	73	369	-	369
Fees associated with the IRS audit	773	-	773	-	773	-	773
EBITDA	52,944	816	53,760	12,691	66,451	(1,789)	64,662

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 20 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs


j2 Global
Connect. Inform. Empower.

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